UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

  CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 26, 2012
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 26, 2012, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“Dollar Thrifty”)  entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hertz Global Holdings, Inc., a Delaware corporation (“Hertz”) and HDTMS, Inc., a Delaware corporation and a wholly owned subsidiary of Hertz (“Merger Sub”).  Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of both Hertz and Dollar Thrifty, following consummation of the Offer (as defined below) and subject to the approval of Dollar Thrifty’s stockholders if required by applicable law, Merger Sub will be merged (the “Merger”) with and into Dollar Thrifty, with Dollar Thrifty becoming a wholly owned subsidiary of Hertz.  The following description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference.

Merger Agreement

The Merger Agreement provides that the acquisition will be effected first through a tender offer by Merger Sub (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of Dollar Thrifty (the “Shares”) for $87.50 per Share (the “Offer Price”), net to the seller in cash and without any interest thereon, followed by the second-step Merger.

Subject to the terms and conditions of the Merger Agreement, Dollar Thrifty has granted Merger Sub an irrevocable one-time option (the “Top-Up Option”) to purchase, at a price per Share equal to the Offer Price, an aggregate number of newly issued Shares that, when added to the number of Shares owned by Hertz and its subsidiaries, including Merger Sub, at the time of such exercise, constitutes one Share more than 90% of the Shares then outstanding immediately after the issuance of the Top-Up Option Shares on a fully diluted basis, subject to there being no legal restraint and sufficient authorized Shares available for issuance.  The Top-Up Option is exercisable only after Shares have been accepted for payment pursuant to the Offer and Merger Sub irrevocably committing to effect the second-step Merger as soon as practicable after the exercise of the Top-Up Option.

The consummation of the Offer is subject to certain conditions, including among others, the following:  (1)  Dollar Thrifty stockholders shall have validly tendered in the Offer the number of Shares which, when taken together with any Shares owned by Hertz and its subsidiaries, represents a majority of the outstanding Shares on a fully diluted basis and (2) the expiration or early termination of the applicable waiting periods required pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).  The Offer and the other transactions contemplated by the Merger Agreement are not subject to any financing condition.

At the Acceptance Time (as defined in the Merger Agreement), each outstanding Dollar Thrifty stock option will be cancelled and converted into the right to receive a lump sum cash payment equal to the number of Shares underlying the Dollar Thrifty stock option multiplied by the excess of the Offer Price over the exercise price, unless the optionholder irrevocably elects in advance to have his or her Dollar Thrifty stock options assumed and adjusted into options to purchase shares of Hertz common stock as of the Acceptance Time. Each outstanding Dollar Thrifty performance share award and restricted stock unit will vest in full as of the Acceptance Time, and will be converted into the right to receive a lump sum cash payment equal to the Offer Price multiplied by the number of Shares underlying each award. Additionally, all account balances under Dollar Thrifty’s deferred compensation plans or any individual deferral agreements with directors or employees will be paid out in a lump-sum cash payment at the closing of the Offer.

Dollar Thrifty has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Dollar Thrifty and to certain restrictions on its ability to respond to any such proposals. These non-solicitation restrictions do not apply during the first 30 days after the date of the Merger Agreement, during which time Dollar Thrifty is permitted to solicit or initiate discussions with third parties subject to certain restrictions.

The Merger Agreement also provides that, with respect to obtaining antitrust approval of the acquisition, Hertz is required to: (1) divest its Advantage brand, together with certain additional assets and airport concessions pursuant to a proposed consent agreement currently under discussion between Hertz and the Federal Trade Commission (the “FTC”), (2) take other actions which, individually or in the aggregate, are of a de minimis nature and (3) contest any administrative or judicial action or proceeding challenging the acquisition while the Merger Agreement is in effect.  At any time after December 31, 2012, both Dollar Thrifty and Hertz may terminate the Merger Agreement if the FTC has not preliminarily accepted the proposed consent agreement and the waiting period under the HSR Act has not expired or been terminated.

The Merger Agreement includes customary termination provisions for both Dollar Thrifty and Hertz and provides that, in connection with the termination of the Merger Agreement, under certain circumstances, Dollar Thrifty and Hertz must reimburse the other party for its transaction expenses, subject to certain limitations.

The Merger Agreement includes customary representations and warranties of Dollar Thrifty, Hertz and Merger Sub.  The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to qualifications and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Dollar Thrifty, Hertz, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Dollar Thrifty’s or Hertz’s or public disclosures.

ITEM 3.03          MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Effective August 26, 2012, prior to the execution of the Merger Agreement, the board of directors of Dollar Thrifty approved a Second Amendment to Rights Agreement (the “Amendment”), dated as of August 26, 2012, amending the Rights Agreement (“Rights Agreement”) between Dollar Thrifty and Computershare Trust Company, N.A., as rights agent, dated as of May 18, 2011 and amended on February 17, 2012.

The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Offer, the Merger Agreement and the transactions contemplated thereby. The Amendment provides that the execution and delivery of the Merger Agreement, the consummation of the Offer, the Merger and the other transactions contemplated by the Merger Agreement will not be deemed to result in either Hertz or Merger Sub or any of their respective affiliates or associates becoming an “Acquiring Person” (as such term is defined in the Rights Agreement). In addition, the Amendment provides that none of a “Share Acquisition Date,” a “Distribution Date,” a “Flip-in Event” or a “Flip-over Event” (each as defined in the Rights Agreement) shall occur, and that the “Rights” (as defined in the Rights Agreement) will not separate from the Shares, in each case, by reason of the execution and delivery of the Merger Agreement, the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement.

The Amendment also provides that the Rights Agreement shall terminate and all outstanding Rights shall expire immediately prior to the Acceptance Time (as defined in the Merger Agreement), but only if the Acceptance Time shall have occurred.  If the Merger Agreement is subsequently terminated, the changes to the Rights Agreement pursuant to the Amendment will be of no further force and effect. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.269 hereto and is incorporated herein by reference.

ITEM 8.01        OTHER EVENTS.

On August 26, 2012, Dollar Thrifty and Hertz issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information

The tender offer described herein has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell shares of Dollar Thrifty’s common stock.  At the time the tender offer is commenced, Hertz will file a tender offer statement and Dollar Thrifty will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the United States Securities and Exchange Commission (the “SEC”).  Investors and security holders of Dollar Thrifty are strongly advised to read the tender offer documents that will be filed with the SEC, because they will contain important information that Dollar Thrifty’s stockholders should consider before tendering their shares.  These documents will be available for free at the SEC’s web site (http://www.sec.gov).  Copies of Hertz’s filings with the SEC may be obtained at the SEC’s web site (http://www.sec.gov) or by directing a request to Hertz at (201) 307-2100.   Copies of Dollar Thrifty’s filings with the SEC will be available free of charge on Dollar Thrifty’s website at www.dtag.com or by contacting Dollar Thrifty’s Investor Relations Department at 918-669-2236.

Cautionary Note Concerning Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Dollar Thrifty’s outlook, anticipated revenues and results of operations, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that Dollar Thrifty has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that Dollar Thrifty believes are appropriate in these circumstances. We believe these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative.

Among other items, such factors could include: Hertz’s ability to obtain regulatory approval for and to consummate an acquisition of Dollar Thrifty; the risk that expected synergies, operational efficiencies and cost savings from a Dollar Thrifty acquisition may not be fully realized or realized within the expected time frame; the risk that unexpected costs will be incurred in connection with the proposed Dollar Thrifty transaction; the retention of certain key employees of Dollar Thrifty may be difficult; and the operational and profitability impact of divestitures required to be undertaken to secure regulatory approval for an acquisition of Dollar Thrifty.  Additional information concerning these and other factors can be found in Dollar Thrifty’s filings with the Securities and Exchange Commission, including Dollar Thrifty’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Dollar Thrifty therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to Dollar Thrifty or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Dollar Thrifty undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.                                                      Description

2.1	Agreement and Plan of Merger, dated as of August 26, 2012, by and among Hertz, Merger Sub and Dollar Thrifty.

4.269
Second Amendment to Rights Agreement, dated as of August 26, 2012, by and between Dollar Thrifty and the Rights Agent (previously filed as Exhibit 3 to Amendment No. 2 to Dollar Thrifty’s Registration Statement on Form 8-A filed on August 27, 2012).

99.1	Joint Press Release issued by Dollar Thrifty and Hertz, dated as of August 26, 2012: Hertz and Dollar Thrifty Announce Definitive Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

August 27, 2012	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

2.1	Agreement and Plan of Merger, dated as of August 26, 2012, by and among Hertz, Merger Sub and Dollar Thrifty.

4.269
Second Amendment to Rights Agreement, dated as of August 26, 2012, by and between Dollar Thrifty and the Rights Agent (previously filed as Exhibit 3 to Amendment No. 2 to Dollar Thrifty’s Registration Statement on Form 8-A filed on August 27, 2012).

99.1	Joint Press Release issued by Dollar Thrifty and Hertz, dated as of August 26, 2012: Hertz and Dollar Thrifty Announce Definitive Merger Agreement.